UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Credit Agreement

On June 9, 2023, Greystone Housing Impact Investors LP (the “Partnership”) entered into a Second Amendment to Credit Agreement and Annex A to Second Amendment (collectively, the “Second Amendment”), with BankUnited, N.A. and Bankers Trust Company (collectively, the “Lenders”), and the sole lead arranger and administrative agent, BankUnited, N.A. (the “Administrative Agent”) which modifies certain provisions of the Credit Agreement dated June 11, 2021, as amended by the First Amendment to Credit Agreement dated November 30, 2021 (the “First Amendment”). The material amendments to the Credit Agreement accomplished by the Second Amendment consisted of: (i) updating the name of the Borrower (as defined therein) to Greystone Housing Impact Investors LP; (ii) a 30-day extension of the Initial Maturity Date (as defined therein) to July 12, 2023; and (iii) changing the annual interest rate to the sum of Term SOFR as published by the CME Group Benchmark Administration Limited, plus an interest rate spread of 3.25%, plus a credit spread adjustment of 0.11448% (the “Term SOFR Rate”). In conjunction with the amendments described in item (iii) above, the Second Amendment included various definitional updates related to the incorporation of the Term SOFR Rate, which replace various terms in the Credit Agreement previously related to LIBOR. There were no fees paid to the Lenders or Administrative Agent associated with the Second Amendment.

The foregoing description of the Second Amendment is a summary and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In addition, the full text of the Credit Agreement, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the Securities and Exchange Commission (“SEC”) on June 14, 2021, and the First Amendment, which was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Partnership with the SEC on December 6, 2021, are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: defaults on the mortgage loans securing our mortgage revenue bonds and governmental issuer loans; the competitive environment in which the Partnership operates; risks associated with investing in multifamily, student, senior citizen residential properties and commercial properties; general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, and international conflicts, on business operations, employment, and financial conditions; current financial conditions within the banking industry, including the effects of recent failures of financial institutions, liquidity levels, and responses by the Federal Reserve, Department of the Treasury, and the Federal Deposit Insurance Corporation to address these issues; uncertain conditions within the domestic and international macroeconomic environment, including monetary and fiscal policy and conditions in the investment, credit, interest rate, and derivatives markets; adverse reactions in U.S. financial markets related to actions of foreign central banks or the economic performance of foreign economies, including in particular China, Japan, the European Union, and the United Kingdom; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; changes in interest rates and credit spreads, as well as the success of any hedging strategies the Partnership may undertake in relation to such changes, and the effect such changes may have on the relative spreads between the yield on investments and cost of financing; persistent inflationary trends, spurred by multiple factors including expansionary monetary and fiscal policy, higher commodity prices, a tight labor market, and low residential vacancy rates, which may result in further interest rate increases and lead to increased market volatility; the Partnership’s ability to access debt and equity capital to finance its assets; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; exercising of redemption rights by the holders of the Series A Preferred Units; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal Revenue Code; geographic concentration of properties related to investments held by the Partnership; changes in the U.S. corporate tax code and other government regulations affecting the Partnership’s business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s

Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement dated June 9, 2023 between Greystone Housing Impact Investors LP, the Lenders, and BankUnited, N.A., as Administrative Agent.
10.2

Credit Agreement dated June 11, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on June 14, 2021).

10.3

First Amendment to Credit Agreement dated November 30, 2021 between America First Multifamily Investors, L.P. (now known as Greystone Housing Impact Investors LP), the Lenders, and BankUnited, N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to Form 8-K (No. 000-24843), filed by the Partnership on December 6, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	June 15, 2023	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer